Filed Pursuant to Rule 497
File no. 333-186877

Maximum Offering of 100,000,000 Shares
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Supplement No. 6 dated September 30, 2015
to
Prospectus dated September 2, 2014
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This Supplement No. 6 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Pathway Energy Infrastructure Fund, Inc. (the “Company”) dated September 2, 2014, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.
On September 25, 2015, our board of directors declared a special distribution to stockholders as follows:

•	$0.09616 per share of common stock payable on October 5, 2015 to stockholders of record at the close of business on October 2, 2015.

On September 25, 2015, our board of directors declared a series of distributions for the months of October through December 2015. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.01726	October 9, 2015	November 2, 2015
$0.01726	October 16, 2015	November 2, 2015
$0.01726	October 23, 2015	November 2, 2015
$0.01726	October 30, 2015	November 2, 2015
$0.01726	November 6, 2015	November 30, 2015
$0.01726	November 13, 2015	November 30, 2015
$0.01726	November 20, 2015	November 30, 2015
$0.01726	November 27, 2015	November 30, 2015
$0.01726	December 4, 2015	December 29, 2015
$0.01726	December 11, 2015	December 29, 2015
$0.01726	December 18, 2015	December 29, 2015
$0.01726	December 28, 2015	December 29, 2015

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.